SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-A/A

            APPLICATION FOR REGISTRATION OF SECURITIES ON A NATIONAL
          SECURITIES EXCHANGE PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                              AEROFLEX INCORPORATED
               (Exact Name of Registrant as Specified in Charter)



       Delaware                                         11-1974412
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                              35 South Service Road
                            Plainview, New York 11803
                    (Address of Principal Executive Offices)

If this form relates to the             If this form relates to the
registration of a class of              registration of a class of
securities pursuant to Section 12(b)    securities pursuant to Section 12(g)
of the Exchange Act and is effective    of the Exchange Act and is effective
pursuant to General Instruction         pursuant to General Instruction
A.(c), please check the following       A.(d), please check the following
box [ ]                                 box [ ]


Securities Act registration statement file number to which this form relates____________.

Securities to be registered pursuant to Section 12(b) of the Act:

     None

Securities to be registered pursuant to Section 12(g) of the Act:

     None

     The Registrant's securities previously registered pursuant to Section 12(b) of the Act are being withdrawn from registration under Section 12(b) of the Act. The Securities will be registered under Section 12(g) of the Act pursuant to the Registration Statement on Form 8-A being filed concurrently herewith.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 AEROFLEX INCORPORATED


                                 By:/s/ Michael Gorin
                                    ------------------
                                    Michael Gorin
                                    President

Dated:  March 20, 2000